2Q26 Earnings Presentation Exhibit 99.2

Forward-Looking Statements Forward-Looking Statements This communication contains forward-looking statements within the meaning of the U.S. federal securities laws. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, made through the use of words or phrases such as ‘‘may’’, ‘‘might’’, ‘‘should’’, ‘‘could’’, ‘‘predict’’, ‘‘potential’’, ‘‘believe’’, ‘‘expect’’, ‘‘continue’’, ‘‘will’’, ‘‘anticipate’’, ‘‘seek’’, ‘‘estimate’’, ‘‘intend’’, ‘‘plan’’, ‘‘projection’’, ‘‘would’’, ‘‘annualized’’, “target” and ‘‘outlook’’, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. Forward-looking statements involve estimates and known and unknown risks and reflect various assumptions and involve elements of subjective judgement and analysis, which may or may not prove to be correct, and which are subject to uncertainties and contingencies outside the control of Byline and its respective affiliates, directors, employees and other representatives, which could cause actual results to differ materially from those presented in this communication. No representations, warranties or guarantees are or will be made by Byline as to the reliability, accuracy or completeness of any forward-looking statements contained in this communication or that such forward-looking statements are or will remain based on reasonable assumptions. You should not place undue reliance on any forward-looking statements contained in this communication. Certain risks and important factors that could affect Byline’s future results are identified in our Annual Report on Form 10-K and other reports we file with the Securities and Exchange Commission, including among other things under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025. Any forward-looking statement speaks only as of the date on which it is made, and Byline undertakes no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise unless required under the federal securities laws. Due to rounding, numbers presented throughout this document may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures.

Note: Map excludes Byline Bank branch located in Wauwatosa, WI. Source: S&P Global Market Intelligence and company filings. Data as of quarter ended June 30, 2026 or most recent available. BY market capitalization as of June 30, 2026. Second largest bank headquartered in Chicago based on total assets. Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix for a reconciliation of non-GAAP measure to the most directly comparable GAAP financial measure. Leading Chicago Commercial Banking Franchise Company Overview BY at a Glance ($mm) Leading Chicago Footprint Growth Strategy Size Aspiration Chicagoland Branch Locations 43 Largest Bank Headquartered in Chicago(1) #2 $9.9 Billion Total Assets $7.6 Billion Total Loans & Leases $7.9 Billion Total Deposits $1.1 Billion Tangible Common Equity (TCE)(2) $1.7 Billion Market Cap(1) A Chicago-based commercial bank with the strength, scale, and product offerings to compete effectively in our markets—delivering value to stockholders, customers, employees, and the communities we serve Preeminent Commercial Bank in Chicago Grow Customer Relationships Maintain Balance Sheet Strength Drive Profitable Growth Strategic Investment Gain market share in commercial banking Target lower middle market customers with full-service relationship banking to drive share and deepen engagement Grow low-cost deposits Build a stable funding base by growing business banking deposits and optimizing balance sheet efficiency Supplement organic growth through acquisitions Leverage acquisition expertise to capitalize on market opportunities

Second Quarter 2026 Highlights

Net Income		Diluted EPS		PTPP ROAA	
$40.2 million	$40.5 million	$0.90	$0.91	2.49%	2.51%
Reported	Adjusted[1]	Reported	Adjusted[1]	Reported[1][2]	Adjusted[1][2]

Efficiency Ratio		ROAA		ROTCE	
46.93%	46.51%	1.63%	1.65%	14.47%	14.60%
Reported	Adjusted[1]	Reported[2]	Adjusted[1][2]	Reported[1][2]	Adjusted[1][2]

Strong Financial Performance

- Delivered strong results, reflecting record revenue and solid growth
- Pre-Tax Pre-Provision income[1] of $61.2 million; Pre-Tax Pre-Provision ROAA[1][2] of 2.49%
- Net interest income of $100.8 million, up 1.0% → Revenue of $117.7 million, up 4.7%
- Total payout ratio of 35.9%, inclusive of dividends and share repurchases
- Net interest margin (FTE)[1][3] of 4.29%
- Net charge-offs[2] of 0.24%
- Stockholders' equity of $1.3 billion
- TCE/TA[1]: 11.36%
- TBV/Share[1]: $24.48

+9.6%	2.29%	+3.5%	12.92%	327 bps
Increase in Adjusted EPS[1]	Non-interest expense / Average assets	Increase in Deposits[2]	Common Equity Tier 1	Improvement in Adjusted Efficiency Ratio[1]

Data as of or for the quarter ended June 30, 2026, unless otherwise noted. Comparisons against quarter ended March 31, 2026, unless otherwise noted.

(1) Represents a non-GAAP financial measure. See "Non-GAAP Reconciliation" in the appendix for a reconciliation of non-GAAP measure to the most directly comparable GAAP financial measure.
(2) Annualized.
(3) Interest income and rates include the effects of a tax equivalent adjustment to adjust tax-exempt investment income on tax-exempt investment securities to a fully taxable basis, assuming a federal income tax rate of 21%.

Byline Bancorp, Inc. | 4

Highlights Total Loan Portfolio and Average Yield Loan Portfolio Trends ($ in millions) Portfolio Composition Total loan portfolio stood at $7.6 billion, up 4.2%(1) from 1Q26 Originated $233.7 million in new loans, net of loan sales in 2Q26 Commercial banking and leasing production of $68.9 million and $54.2 million, respectively Payoff activity increased by $18.8 million from 1Q26 to $338.5 million Average loan yield of 6.84%, flat LQ and down 28 bps Y/Y Utilization Rates Originations and Payoffs (1) Annualized. Last 12 Months Average

Highlights Deposit Trends ($ in millions) Total deposits were $7.9 billion, up 3.5%(1) from 1Q26 Increase primarily driven by growth in interest-bearing deposits Deposits costs increased one basis point to 1.92% Cost of interest-bearing deposits increased one basis point to 2.49% Maintained disciplined deposit pricing despite competitive dynamics across the market Cost of Interest-Bearing Deposits Avg. Non-Interest-Bearing Deposits Deposit Composition (1) Annualized.

Net Interest Income and Net Interest Margin Trends ($ in millions) Net interest income was $100.8 million, up 1.0% from 1Q26 Increase driven by day count, partially offset by higher funding costs Net interest margin of 4.28%, down 5 bps LQ and up 10 bps Y/Y Interest Rate Sensitivity Over a One-Year Time Horizon Ramp +100 bps: +$8 million or +2.1% in NII or +$2.1 million per 25 bps Ramp -100 bps: -$6 million or -1.6% in NII or -$1.6 million per 25 bps Net Interest Income Highlights NIM Bridge NIM, Yields and Costs Repricing Mix $99.9 Million NII $100.8 Million NII 4.33% 4.28%

Non-Interest Income Trends ($ in millions) Government Guaranteed Loan Sales $6.1 million in gain on sale of loans sold, driven by higher volume $78.1 million of guaranteed loans sold in 2Q26 Non-interest income totaled $16.9 million, up 34.6% from 1Q26, reflecting: $1.9 million delta on the change in fair value of equity securities FV mark on net servicing asset improved by $736,000 LQ Wealth management AUM surpassed $1.0 billion Total Non-Interest Income Net Gains on Sales of Loans Highlights Volume Sold and Average Net Premiums

Non-Interest Expense Trends ($ in millions) (1) Non-interest expense of $56.5 million, down 1.2% from 1Q26, reflecting: Lower OREO expense due to fewer write-downs Lower salaries and employee benefits expenses, driven by lower payroll taxes and higher deferred costs Lower occupancy expense, due to reduced maintenance expense Continued focus on operating efficiency and expense discipline Adjusted efficiency ratio(1) improved 327 bps to 46.51% NIE/AA of 2.29%, down 8 bps Efficiency Ratio Non-Interest Expense Highlights Non-Interest Expense Bridge Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix for a reconciliation of non-GAAP measure to the most directly comparable GAAP financial measure. ($0.7) ($0.6) $0.5 $57.2 $56.5 $0.5 ($0.4)

Asset Quality Trends ($ in millions) Criticized & Classified Loans and Leases Net Charge-offs NPLs / Total Loans & Leases Allowance for Credit Losses (ACL) Note: Criticized & classified loans and leases risk rated special mention or worse.

Strong Capital Position (1) Strong Capital Base Capital Ratios (1) Return on Average Tangible Common Equity Common Equity Tier 1 Capital Priorities: Increased capital ratios: CET1 of 12.92%, up 37 bps LQ and up 107 bps Y/Y TCE/TA(1) of 11.36%, up 23 bps LQ and up 97 bps Y/Y Repurchased 274,528 shares of common stock during 2Q26 TBV per common share of $24.48(1), up 2.9% LQ and 13.6% Y/Y Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix for a reconciliation of non-GAAP measure to the most directly comparable GAAP financial measure. Fund Organic Growth Dividend M&A Buyback

Granular Deposit Base Consumer Deposits, $3.1 billion Commercial Deposits, $2.8 billion ~66% of Total Deposits are FDIC Insured …with limited concentration and granular customer base providing a stable source of funding Consumer Deposits(1) $3.7 billion at 6/30/26 Granular Deposit Base ~$32,000 Average Account Balance Customer Base ~118,000 Consumer Accounts Total Franchise 44 Branches Commercial Deposits $4.1 billion at 6/30/26 Granular Deposit Base ~$146,000 Average Account Balance Customer Base ~28,000 Commercial Accounts Consumer Deposits, $3.7 billion Commercial Deposits, $4.1 billion Uninsured 13% d Total Deposits $7.9 Billion as of 6/30/26 Core banking footprint in key urban MSAs in Wisconsin and a broad footprint in Chicago, IL A strength of our franchise is our well diversified deposit base… Excludes brokered deposits.

Ample Liquidity and Securities Portfolio ($ in millions) Liquidity Position Cash and cash equivalents of $193.6 million $1.6 billion investment portfolio all classified as AFS $2.4 billion of available borrowing capacity Uninsured deposits ratio at 33.8% Investment portfolio duration: 4.5 years; net of hedges: ~4.3 years Investment portfolio annual cash flow: ~$223 million Taxable securities yield of 3.52% Highlights AFS Portfolio by Type Securities + Cash (Average)

Government-Guaranteed Lending ($ in millions) ($ in millions) $ Balance % of Portfolio Unguaranteed $383.7 5.0% Guaranteed 58.4 0.8% Total SBA 7(a) Loans $442.1 5.8% Unguaranteed $28.6 0.4% Guaranteed 22.1 0.3% Total USDA Loans $50.7 0.7% ACL/Unguaranteed Loan Balance Since 2016, the unguaranteed government-guaranteed exposure has decreased from 14.6% down to 5.4% in 2Q26 Closed $115.5 million in SBA 7(a) & USDA loans in 2Q26 SBA 7(a) portfolio $442.1 million, flat from 1Q26 ACL/Unguaranteed loan balance ~7.9% $1.6 billion in serviced government guaranteed loans for investors in 2Q26 On Balance Sheet SBA 7(a) & USDA Loans SBA 7(a) & USDA Closed Loan Commitments Highlights $105.8 $123.6 $106.9 $98.7 $115.5

Financial Summary

(dollars in thousands, except per share data)	As of or For the Three Months Ended June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Income Statement					
Net interest income	$ 100,836	$ 99,863	$ 101,255	$ 99,890	$ 95,982
Provision for credit losses	7,162	5,537	9,702	5,298	11,923
Non-interest income	16,876	12,538	15,750	15,845	14,471
Non-interest expense	56,479	57,189	60,369	60,518	59,602
Income before provision for income taxes	54,071	49,675	46,934	49,919	38,928
Provision for income taxes	13,890	12,096	12,413	12,719	8,846
Net income	$ 40,181	$ 37,579	$ 34,521	$ 37,200	$ 30,082
Diluted earnings per common share(1)	$ 0.90	$ 0.83	$ 0.76	$ 0.82	$ 0.66
Balance Sheet					
Total loans and leases HFI	$ 7,542,411	$ 7,475,272	$ 7,509,369	$ 7,440,755	$ 7,328,055
Total deposits	7,870,762	7,801,816	7,647,443	7,828,197	7,810,479
Tangible common equity(1)	1,106,165	1,081,007	1,067,386	1,035,668	988,908
Balance Sheet Metrics					
Loans and leases / total deposits	96.10%	95.94%	98.37%	95.31%	94.15%
Tangible common equity / tangible assets(1)	11.36%	11.13%	11.29%	10.78%	10.39%
Key Performance Ratios					
Net interest margin	4.28%	4.33%	4.35%	4.27%	4.18%
Efficiency ratio	46.93%	49.78%	50.32%	51.00%	52.61%
Adjusted efficiency ratio(1)	46.51%	49.78%	50.15%	50.27%	48.20%
Non-interest income to total revenues	14.34%	11.15%	13.46%	13.69%	13.10%
Non-interest expense to average assets	2.29%	2.37%	2.47%	2.47%	2.48%
Return on average assets	1.63%	1.56%	1.41%	1.52%	1.25%
Adjusted return on average assets(1)	1.65%	1.56%	1.42%	1.54%	1.41%
Pre-tax pre-provision return on average assets (1)	2.49%	2.29%	2.32%	2.25%	2.12%
Dividend payout ratio on common stock	13.33%	14.46%	13.16%	12.20%	15.15%
Tangible book value per common share(1)	$ 24.48	$ 23.79	$ 23.44	$ 22.58	$ 21.56

(1) Represents a non-GAAP financial measure. See "Non-GAAP Reconciliation" in the appendix for a reconciliation of non-GAAP measure to the most directly comparable GAAP financial measure.
(2) Interest income and rates include the effects of a tax equivalent adjustment to adjust tax-exempt investment income on tax-exempt investment securities to a fully taxable basis, assuming a federal income tax rate of 21%.

Byline Bancorp, Inc. | 16

Non-GAAP Reconciliation As of or For the Three Months Ended (dollars in thousands, except per share data) June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 Net income and earnings per share excluding significant items Reported Net Income $ 40,181 $ 37,579 $ 34,521 $ 37,200 $ 30,082 Significant items: Merger-related expenses — — — — 4,450 Secondary public offering of common stock expenses — — — — 413 Loss on extinguishment of debt — — — 843 — Impairment charges on assets held for sale 496 — 195 — — Tax benefit (130) — (50) (221) (1,117) Adjusted Net Income   $ 40,547   $ 37,579   $ 34,666   $ 37,822   $ 33,828 Reported Diluted Earnings per Share $ 0.90 $ 0.83 $ 0.76 $ 0.82 $ 0.66 Significant items: Merger-related expenses — — — — 0.10 Secondary public offering of common stock expenses — — — — 0.01 Loss on extinguishment of debt — — — 0.02 — Impairment charges on assets held for sale 0.01 — — — — Tax benefit — — — (0.01) (0.02) Adjusted Diluted Earnings per Share   $ 0.91   $ 0.83   $ 0.76   $ 0.83   $ 0.75

Non-GAAP Reconciliation (continued) As of or For the Three Months Ended                   (dollars in thousands) June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 Adjusted non-interest expense: Non-interest expense $ 56,479 $ 57,189 $ 60,369 $ 60,518 $ 59,602 Less: Merger-related expenses — — — — 4,450 Less: Secondary public offering of common stock expenses — — — — 413 Less: Loss on extinguishment of debt — — — 843 — Less: Impairment charges on assets held for sale and ROU assets 496 — 195 — — Adjusted non-interest expense   $ 55,983   $ 57,189   $ 60,174   $ 59,675   $ 54,739 Adjusted non-interest expense ex. amortization of intangible assets: Adjusted non-interest expense $ 55,983 $ 57,189 $ 60,174 $ 59,675 $ 54,739 Less: Amortization of intangible assets 1,235 1,235 1,494 1,494 1,499 Adjusted non-interest expense ex. amortization of intangible assets   $ 54,748   $ 55,954   $ 58,680   $ 58,181   $ 53,240 Pre-tax pre-provision net income: Pre-tax income $ 54,071 $ 49,675 $ 46,934 $ 49,919 $ 38,928 Add: Provision for credit losses 7,162 5,537 9,702 5,298 11,923 Pre-tax pre-provision net income   $ 61,233   $ 55,212   $ 56,636   $ 55,217   $ 50,851 Adjusted pre-tax pre-provision net income: Pre-tax pre-provision net income $ 61,233 $ 55,212 $ 56,636 $ 55,217 $ 50,851 Add: Merger-related expenses — — — — 4,450 Add: Secondary public offering of common stock expenses — — — — 413 Add: Loss on extinguishment of debt — — — 843 — Add: Impairment charges on assets held for sale 496 — 195 — — Adjusted pre-tax pre-provision net income   $ 61,729   $ 55,212   $ 56,831   $ 56,060   $ 55,714 Tax equivalent net interest income: Net interest income $ 100,836 $ 99,863 $ 101,255 $ 99,890 $ 95,982 Add: Tax-equivalent adjustment 178 196 213 228 232 Net interest income, fully taxable equivalent   $ 101,014   $ 100,059   $ 101,468   $ 100,118   $ 96,214 Total revenues: Net interest income $ 100,836 $ 99,863 $ 101,255 $ 99,890 $ 95,982 Add: Non-interest income 16,876 12,538 15,750 15,845 14,471 Total revenues   $ 117,712   $ 112,401   $ 117,005   $ 115,735   $ 110,453

Non-GAAP Reconciliation (continued) As of or For the Three Months Ended                   (dollars in thousands) June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 Tangible common stockholders' equity: Total stockholders' equity $ 1,304,215 $ 1,280,292 $ 1,267,906 $ 1,237,682 $ 1,192,416 Less: Goodwill and other intangibles 198,050 199,285 200,520 202,014 203,508 Tangible common stockholders' equity   $ 1,106,165   $ 1,081,007   $ 1,067,386   $ 1,035,668   $ 988,908 Tangible assets: Total assets $ 9,932,465 $ 9,909,680 $ 9,652,676 $ 9,812,375 $ 9,720,218 Less: Goodwill and other intangibles 198,050 199,285 200,520 202,014 203,508 Tangible assets   $ 9,734,415   $ 9,710,395   $ 9,452,156   $ 9,610,361   $ 9,516,710 Average tangible common stockholders' equity: Average total stockholders' equity $ 1,337,584 $ 1,333,423 $ 1,290,789 $ 1,208,290 $ 1,178,554 Less: Average goodwill and other intangibles 198,629 199,943 201,251 202,723 203,767 Average tangible common stockholders' equity   $ 1,138,955   $ 1,133,480   $ 1,089,538   $ 1,005,567   $ 974,787 Average tangible assets: Average total assets $ 9,882,985 $ 9,797,832 $ 9,683,103 $ 9,716,920 $ 9,633,817 Less: Average goodwill and other intangibles 198,629 199,943 201,251 202,723 203,767 Average tangible assets   $ 9,684,356   $ 9,597,889   $ 9,481,852   $ 9,514,197   $ 9,430,050 Tangible net income: Net income $ 40,181 $ 37,579 $ 34,521 $ 37,200 $ 30,082 Add: After-tax intangible asset amortization 912 912 1,104 1,103 1,107 Tangible net income   $ 41,093   $ 38,491   $ 35,625   $ 38,303   $ 31,189 Adjusted tangible net income: Tangible net income $ 41,093 $ 38,491 $ 35,625 $ 38,303 $ 31,189 Add: Merger-related expenses — — — — 4,450 Add: Secondary public offering of common stock expenses — — — — 413 Add: Loss on extinguishment of debt — — — 843 — Add: Impairment charges on assets held for sale 496 — 195 — — Add: Tax benefit on significant items (130) — (50) (221) (1,117) Adjusted tangible net income   $ 41,459   $ 38,491   $ 35,770   $ 38,925   $ 34,935

Non-GAAP Reconciliation (continued) As of or For the Three Months Ended                   (dollars in thousands, except share and per share data, ratios annualized, where applicable) June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 Pre-tax pre-provision return on average assets: Pre-tax pre-provision net income $ 61,233 $ 55,212 $ 56,636 $ 55,217 $ 50,851 Average total assets 9,882,985 9,797,832 9,683,103 9,716,920 9,633,817 Pre-tax pre-provision return on average assets   2.49%   2.29%   2.32%   2.25%   2.12% Adjusted pre-tax pre-provision return on average assets: Adjusted pre-tax pre-provision net income $ 61,729 $ 55,212 $ 56,831 $ 56,060 $ 55,714 Average total assets 9,882,985 9,797,832 9,683,103 9,716,920 9,633,817 Adjusted pre-tax pre-provision return on average assets   2.51%   2.29%   2.33%   2.29%   2.32% Net interest margin, fully taxable equivalent: Net interest income, fully taxable equivalent $ 101,014 $ 100,059 $ 101,468 $ 100,118 $ 96,214 Total average interest-earning assets 9,457,037 9,347,232 9,230,799 9,288,078 9,209,178 Net interest margin, fully taxable equivalent   4.29%   4.34%   4.36%   4.28%   4.19% Non-interest income to total revenues: Non-interest income $ 16,876 $ 12,538 $ 15,750 $ 15,845 $ 14,471 Total revenues 117,712 112,401 117,005 115,735 110,453 Non-interest income to total revenues   14.34%   11.15%   13.46%   13.69%   13.10% Adjusted non-interest expense to average assets: Adjusted non-interest expense $ 55,983 $ 57,189 $ 60,174 $ 59,675 $ 54,739 Average total assets 9,882,985 9,797,832 9,683,103 9,716,920 9,633,817 Adjusted non-interest expense to average assets   2.27%   2.37%   2.47%   2.47%   2.48% Adjusted efficiency ratio: Adjusted non-interest expense excluding amortization of intangible assets $ 54,748 $ 55,954 $ 58,680 $ 58,181 $ 53,240 Total revenues 117,712 112,401 117,005 115,735 110,453 Adjusted efficiency ratio   46.51%   49.78%   50.15%   50.27%   48.20% Adjusted return on average assets: Adjusted net income $ 40,547 $ 37,579 $ 34,666 $ 37,822 $ 33,828 Average total assets 9,882,985 9,797,832 9,683,103 9,716,920 9,633,817 Adjusted return on average assets   1.65%   1.56%   1.42%   1.54%   1.41% Adjusted return on average stockholders' equity: Adjusted net income $ 40,547 $ 37,579 $ 34,666 $ 37,822 $ 33,828 Average stockholders' equity 1,337,584 1,333,423 1,290,789 1,208,290 1,178,554 Adjusted return on average stockholders' equity   12.16%   11.43%   10.65%   12.42%   11.51%

Non-GAAP Reconciliation (continued) As of or For the Three Months Ended                   June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 Tangible common equity to tangible assets: Tangible common equity $ 1,106,165 $ 1,081,007 $ 1,067,386 $ 1,035,668 $ 988,908 Tangible assets 9,734,415 9,710,395 9,452,156 9,610,361 9,516,710 Tangible common equity to tangible assets   11.36%   11.13%   11.29%   10.78%   10.39% Return on average tangible common stockholders' equity: Tangible net income $ 41,093 $ 38,491 $ 35,625 $ 38,303 $ 31,189 Average tangible common stockholders' equity 1,138,955 1,133,480 1,089,538 1,005,567 974,787 Return on average tangible common stockholders' equity   14.47%   13.77%   12.97%   15.11%   12.83% Adjusted return on average tangible common stockholders' equity: Adjusted tangible net income $ 41,459 $ 38,491 $ 35,770 $ 38,925 $ 34,935 Average tangible common stockholders' equity 1,138,955 1,133,480 1,089,538 1,005,567 974,787 Adjusted return on average tangible common stockholders' equity   14.60%   13.77%   13.02%   15.36%   14.37% Tangible book value per share: Tangible common equity $ 1,106,165 $ 1,081,007 $ 1,067,386 $ 1,035,668 $ 988,908 Common shares outstanding 45,191,493 45,442,851 45,545,928 45,859,977 45,866,649 Tangible book value per share   $ 24.48   $ 23.79   $ 23.44   $ 22.58   $ 21.56